Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation May 2012 NASDAQ:ADES www.adaes.com Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for our products and services; amount and timing of revenues, earnings, operating income, cash flows and other financial measures;
timelines for our projects; impact of regulations; future supply and demand; the amount of refined coal capable of being produced from refined coal facilities; and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.  Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; our inability to ramp up operations to effectively address expected growth in our target markets; additional risks related to Clean Coal Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS
Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessees, seasonality and failure to monetize new
CyClean™
and
M45™
facilities; our inability to negotiate, execute and close on definitive agreements related to the M45 technology license; availability of raw materials and equipment for our businesses; loss of key personnel; intellectual property infringement claims from third parties; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC).  You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.
Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Disclaimer

ADA provides diverse, low-CAPEX technologies to reduce emissions from coal-fired power plants
Significant revenue growth expected in 2012 from Refined Coal (RC)
–
In 2011, first two RC facilities generated $20 mm in revenue and > $7 mm in EBIT for ADA
–
26 additional RC facilities placed in service in 2011
–
Third leased RC facility became operational in Q1 2012
–
Five RC facilities currently operating
–
Several additional facilities expected to come on line throughout 2012 to achieve an EBIT run rate of approximately $50 mm by year-end
–
Remaining RC units expected to be operational in 2013 with opportunity to produce up to
$100 million in EBIT annually for 2014 through 2021
EPA’s Mercury and Air Toxics Standard (MATS) became final on April 16, 2012
–
Requires 1200 power plants to reduce emissions of mercury and acid gases by 2015
–
EPA predicts this will create a >$9 billion per year market for emissions  control
ADA is the market leader in mercury control technologies
10 million shares outstanding
Investment Highlights

ADA’s Emissions Solutions
for the Existing Fleet

Supply emission control technologies based upon minimal
capital cost for new equipment
Doesn’t require 10-20 years of extended plant life needed to justify large equipment costs
Low CAPEX alternatives trade variable operating expenses for fixed capital costs
Allows continued operation of the plants that may otherwise be considered for closure
Examples for a 250 MW Plant:
High CAPEX:  Wet Scrubber $100+ mm
ADA Low CAPEX alternatives
ACI:  $1 mm
DSI:  $3 mm
RC:  Controls mercury at no cost to utility
Enhanced Coal:  No capital equipment; $2-$4 mm per year in
increased fuel costs to the power producer

-5- ACI System for Mercury ADA’s Low CAPEX Approach to Emissions Control Technology Emission Control Equipment (NO x , SO 2 , Particulate)

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Two RC technologies reduce mercury and
NOx emissions  and qualify for Section 45
Tax Credits
42.5%  stake in Clean Coal Solutions JV
with NexGen & Goldman Sachs
– 2 CyClean facilities produced $20 MM in
revenue, $7 MM in operating income for
ADA in 2011
– Total RC activities capable of producing
$50-100 MM in EBIT for ADA , 2014-2021
ADA Segment Overview

Emissions Control Systems Technology
MATS expected to create $1 B market for
low-CapEx Technologies
ACI for control of mercury
DSI for control of acid gases
Option for 49.9% participation in
Activated Carbon Plant capacity additions
Enhanced coal treatment
technology to reduce mercury
emissions
Developing technology to
capture CO2
from flue gas in
coal-fired boilers
Refined Coal

Coal Pile
COAL SEAM
COAL SEAM
Coal Pulverizer
Air

ADA
ENVIRONMENTAL SOLUTIONS

Emission Control Products
Coal
Bunker
Filter or ESP
SCR
DeNOx
Air
Preheater
Steam
Generator
Flue Gas Desulfurization
(FGD) Scrubber
Scrubber
Additive
Coal Additive Refined Coal
Flue Gas
Conditioning
CEMS
Activated Carbon
Injection (ACI)
Dry Sorbent
Injection (DSI)

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Refined Coal is Provided through JV Clean Coal Solutions, LLC

Genie S-80

CLEAN COAL SOLUTIONS LLC

ADA ENVIRONMENTAL SOLUTIONS

Clean Coal Solutions (CCS)
Clean Coal Solutions (CCS) :  ADA JV with NexGen Refined Coal LLC
–
Goldman Sachs affiliate bought 15% interest in May 2011 for $60 mm
CCS markets two coal pre-combustion technologies developed by ADA that qualify for
IRS Section 45 RC tax credits of $6.47 per ton of RC for ten years
–
Reduces mercury emissions by >40% and NOx emissions by >20%
Third-parties lease RC facilities from CCS converting tax credits to revenues
In 2011, first two RC facilities generated $20mm in revenues and $7mm in EBIT for ADA

Leased equipment
Lease pre-payment
~$3/ton produced
O&M Services
Op Costs ~$2 per ton

CCS Project Monetization
Overview

42.5%
42.5% 15.0%
$6.47/ton tax credit plus
accelerated depreciation
Tax Financing
Partner
Utility Plant
Operator
CCSS, LLC
(50%NG/50% ADA)
not consolidated
CCS, LLC
ADA
Goldman
Sachs
Nex
Gen(NG)
Tax
benefits
Unprocessed
coal
Refined
coal
$1/ton
produced

In December 2010 Congress extended deadline to install new RC facilities until year-end 2011
CCS installed and operated 26 new RC facilities ahead of the year-end deadline
New facilities are expected to begin operating full-time in 2012 and 2013 after:
–
Operating permits obtained from each relevant state
–
Contracts negotiated and signed among CCS, financial institutions and power companies
Working with multiple monetizers for new systems
By the end of 2012, new and existing facilities are expected to:
–
Generate >$70 mm in prepaid rent for CCS in 2012
–
Create >$100 mm in revenue per year for ADA through 2021
–
Produce up to $50 mm in EBIT per year for ADA through 2021
Some facilities will be operated by CCS to reduce tax burden from RC profits
Remaining facilities expected to be put into operation in 2013 that will have the potential to double RC generated revenues and cash flows

2011 Refined Coal Facilities

Emissions Control Systems

PSEG We make things work for you.

Xcel Energy RESPONSIBLE BY NATURE

ALLIANT ENERGY

LS Power

Ameren

Luminant

conectiv energy A New Generation of Energy

ADA ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems
> 20 GW Sold for Mercury Control
Installed/installing ACI systems on 55
boilers at coal-fired power plants
–
Over 35% market share of 159 boilers served
for mercury control from power plants

Plant burns PRB coal or
lignite
Plant burns bituminous coal

300
250
200
150
100
50
0
State Rules and New Plants
MATS High Estimate
MATS Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emission Control: Growth Expected in ACI Equipment • MATS is expected to create $500+ MM market for ACI • Procurement activities have commenced and ADA is responding to several fleet bids E -14-

JIB CRANE / HOIST / TROLLY
BIN VENT FILTER
LEVEL TRANSMITTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
BIN VENT FILTER
OSHA APPROVED LADDER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
FILL LINE
STORAGE SILO A
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN

Control of Acid Gases
HCl, SO
2
, SO
3
New environmental regulations creating
demand for control of acid gases such
as HCI, SO
3
, and SO
2
ADA provides dry sorbent injection (DSI)
systems as a low-cost option to wet
scrubbers
Equipment costs $2-3 mm for average
size plants
EPA predicts over 200 systems will be
needed by 2015
ADA awarded first contract for DSI
in 2012

Technology

Mercury Control: Enhanced Coal
Designed to enable Western coals to burn with lower
emissions of mercury
–
U.S. burns up to 600 MTs of Western Coal per year
$1.00-4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply to
their PRB coals at the mine
ADA maintained rights to apply technology at power
plants
–
Royalty agreement – payments to ADA of up to $1.00/ton
based on a portion of the premium paid on Enhanced Coal
sales
Initial market will be in states with mercury
regulations already in place
Expanded market expected to develop by 2015 as a
result of the MATS

Shaw a world of Solutions
Stantec
SOUTHERN COMPANY
Luminant
EPRI ELECTRIC POWER RESEARCH INSTITUTE
ADA

CO
2
Capture
Developing solid sorbent capture technology
to capture CO
2
from flue gas in conventional
coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract to scale-up
technology to 1 MW
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of
proprietary chemical sorbents

Financial

Summary of Recent Financial Results
1   Qtr. Ended
3/31/12
1 Qtr. Ended
3/31/11
Year Ended
12/31/11
Year Ended
12/31/10
Total Revenues $18.2 MM $8.5 MM $53.3 MM $22.3 MM
Gross Margin 22% 85% 46% 61%
Gross Margin
Excluding Rev.
and Cost related
to retained tons
71% 85% 73% 61%
Operating Income
(Loss)*
($1.2)MM $1.9 MM $3.0 MM ($21.0) MM
Net Loss
(per share)
($1.4) MM
($0.14)
($27.5) MM
($3.63)
($19.9) MM
($2.48)
($15.5) MM
($2.09)

st
st
* On a simplified basis, the consolidated statement of operations shows an operating loss of $1.2 million for the quarter. Adding back $1 million in depreciation charges included in that amount results in a deficit of approximately $200,000, which apart from timing considerations with other operating assets and liabilities is an indication of a “burn-rate” for the first quarter of 2012. We would not expect that “rate” to increase but to decrease as more RC facilities transition to full time operations. The foregoing non-GAAP financial measure should not be considered as a substitute for any related financial measure under GAAP; however, we believe that our presentation of this measure provides investors with greater transparency with respect to our results of operations and that it is useful for period-to-period comparisons of results.

Balance Sheet Highlights
As of 3/31/12 As of 12/31/11
Cash & Cash Equivalents $28.3 MM $40.9 MM
Cash & Cash Equivalents
per Share
$2.83 $4.09
Stockholders’ Equity  $48.4 MM $49.2 MM
Shares Outstanding 10.0 MM 10.0 MM

Summary
RC opportunities expected to provide significant growth in
revenues and cash flows in 2012 and 2013
$5 - $10 per share in cash flows for 2014-2021
MATS compliance requirements are driving expected >$300
million total equipment revenues for ADA for next 3-4 years
Enhanced coal royalty opportunity expected to add additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Available cash on balance sheet and expected cash flows from
RC provides us with the resources to execute on future
opportunities

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2012 ADA-ES, Inc. All rights reserved. NASDAQ:ADES